Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the quarterly report of Nuveen Churchill Direct Lending Corp. on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Nuveen Churchill Direct Lending Corp. does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nuveen Churchill Direct Lending Corp.

Date:	October 30, 2023

/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer

Date:	October 30, 2023

/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer